UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2021

SP PLUS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50796	16-1171179
(Commission File Number)	(IRS Employer Identification No.)

200 E. Randolph Street, Suite 7700, Chicago, Illinois 60601‑7702

(Address of Principal Executive Offices)  (Zip Code)

(312) 274-2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As further reported in Item 5.07 below, on May 12, 2021, SP Plus Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders approved an amendment and restatement of the SP Plus Corporation Long-Term Incentive Plan, as Amended and Restated (the “Restated Plan”) to increase the number of shares available for awards under the Restated Plan from 3,775,000 to 4,775,000.

The material terms of the Restated Plan were described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2021 (the “Proxy Statement”), which description is incorporated by reference herein.  A complete copy of the Restated Plan was previously filed with the SEC as Appendix B to the Proxy Statement.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders: (i) elected six (6) directors; (ii) approved the Restated Plan; (iii) approved, on a non-binding, advisory basis, a resolution approving the 2020 compensation paid to the Company’s named executive officers; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.  The proposals presented at the Annual Meeting are described in more detail in the Proxy Statement. Holders of 20,616,171 shares of the Company’s common stock, or approximately 88.842% of the 23,205,424 shares of common stock that were issued and outstanding and entitled to vote as of the record date, March 19, 2021, were present or represented by proxy at the Annual Meeting.

The following are the final voting results on the four proposals presented to the Company’s stockholders at the Annual Meeting:

Proposal 1:  Election of Directors

The Company’s stockholders elected each of the six director nominees nominated by the Company’s Board of Directors to serve as directors until the 2022 annual meeting of stockholders and until a successor is elected and qualified, or until such director’s earlier resignation, removal or death, by the following vote:

Nominees	For	Withhold	Broker Non-Votes
G Marc Baumann	18,599,513	260,794	1,755,864
Alice M. Peterson	18,825,071	35,236	1,755,864
Gregory A. Reid	18,809,074	51,233	1,755,864
Wyman T. Roberts	18,494,694	365,613	1,755,864
Diana L. Sands	18,076,131	784,176	1,755,864
Douglas R. Waggoner	18,663,358	196,949	1,755,864

Proposal 2:  Approval of the SP Plus Corporation Long-Term Incentive Plan as Amended and Restated

The Company’s stockholders approved the Restated Plan by the following vote:

For	Against	Abstain	Broker Non-Votes
16,067,979	2,790,493	1,835	1,755,864

Proposal 3:  Non-Binding, Advisory Vote on the 2020 Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on a non-binding, advisory basis, a resolution approving the 2020 compensation of the Company’s named executive officers by the following vote:

For	Against	Abstain	Broker Non-Votes
18,114,567	607,337	138,403	1,755,864

Proposal 4:  Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2021 by the following vote:

For	Against	Abstain
20,502,351	110,579	3,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SP PLUS CORPORATION
(Registrant)

Date: May 14, 2021	By:	/s/ Ritu Vig
Ritu Vig
Chief Legal Officer and Secretary